Supplement to the
Fidelity's Targeted International Equity Funds®
December 30, 2021
Prospectus

The following information replaces similar information for Fidelity® Japan Smaller Companies Fund found in the “Fund Summary” section under the heading “Portfolio Manager(s)”.

David Jenkins (co-manager) has managed the fund since March 2014.

Masaki Nakamura (co-manager) has managed the fund since February 2022.

It is expected that Mr. Jenkins will transition off of the fund effective on or about June 20, 2022.

The following information replaces the biographical information for Fidelity® Japan Smaller Companies Fund found in the “Fund Management” section under the heading “Portfolio Manager(s)”.

David Jenkins is co-manager of Fidelity® Japan Smaller Companies Fund, which he has managed since March 2014. Since joining Fidelity Investments in 2007, Mr. Jenkins has worked as a global research analyst and portfolio manager.

Masaki Nakamura is co-manager of Fidelity® Japan Smaller Companies Fund, which he has managed since February 2022. He also manages other funds. Since joining Fidelity Investments in August 2010, Mr. Nakamura has worked as a research analyst and portfolio manager (other than a 6-month leave of absence in 2018-2019).

It is expected that Mr. Jenkins will transition off of the fund effective on or about June 20, 2022.

TIF-22-01 1.483702.207	February 8, 2022